                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                            VAN KAMPEN EXCHANGE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                  - May 1999 -

                                IMPORTANT NOTICE

                                 TO VAN KAMPEN
                             EXCHANGE FUND PARTNERS




QUESTIONS & ANSWERS



---------------------------------------------------------------------------

 Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

----------------------------------------------------------------------------



Q    Why am I receiving this proxy statement?

A    This is the Annual Meeting of Partners. You are being asked to vote on proposals to: 1) elect nine nominees for Managing General Partners and 2) ratify the selection of KPMG LLP as the independent public accountants for your Fund.

Q    Will my vote make a difference?

A    Yes, your vote is important and will make a difference. We encourage all
Partners to participate in the governance of their Fund.

Q    How do the Managing General Partners of the Fund suggest that I vote?

A    They recommend that you vote "FOR" each proposal on the enclosed proxy card.

Q    Who do I call if I have questions?

A    Please call Van Kampen Investor Services at 1-800-341-2929 between 7:30
a.m. and 5:00 p.m. Central time, Monday through Friday.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF MANAGING GENERAL PARTNERS -- mark "For All," "Withhold" or "For All Except"

To withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name on the line below.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS -- mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[  ] PLEASE MARK    PROXY
     VOTES AS
     IN THIS
     EXAMPLE

                            VAN KAMPEN EXCHANGE FUND
                           ANNUAL MEETING OF PARTNERS

                                    [SAMPLE]

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                 For
                                          For                    All
                                          All      Withhold     Except

1. To vote to elect nine Managing        [  ]        [  ]        [  ]
   General Partners to serve until
   their respective successors are
   duly elected and qualified.

XXXXXXXXX, XXXXXXXXX, XXXXXXXXXX

   To withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

-------------------------------------------------------


2. To ratify the selection of KPMG LLP   For       Against     Abstain
   as independent public accountants.    [  ]        [  ]        [  ]


Please be sure to sign and date this Proxy.   Date

Partner sign here                        Co-owner sign here

--------------------------------------------------------------------------------

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2929

                          NOTICE OF ANNUAL MEETING OF
                                    PARTNERS

                            TO BE HELD JUNE 16, 1999

  Notice is hereby given to the Partners of the Van Kampen Exchange Fund, a California limited partnership ("Fund"), that an Annual Meeting of Partners (the "Meeting"), will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 16, 1999 at 3:30 p.m. for the following purposes:

    1. To elect nine Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified;

    2. To ratify the selection of KPMG LLP as the independent public accountants for the current fiscal year of the Fund; and

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Partners of record at the close of business on April 30, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Managing General Partners

                              A. Thomas Smith III, Vice President, Principal Legal Officer and Secretary

May 17, 1999

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2929 OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for the Managing General Partners listed in the proxy statement.

  - FOR the ratification of the selection of KPMG LLP as the independent public accountants for the current fiscal year of the Fund.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                            VAN KAMPEN EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2929

                           ANNUAL MEETING OF PARTNERS

                                 JUNE 16, 1999

  This proxy statement is furnished in connection with the solicitation by the Managing General Partners of Van Kampen Exchange Fund, a California limited partnership (the "Fund"), of proxies to be voted at an Annual Meeting of Partners, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 16, 1999, at 3:30 p.m. The approximate mailing date of this proxy statement and accompanying form of proxy is May 17, 1999.

  The primary purpose of the Meeting is to permit the Fund's Partners to elect nine Managing General Partners and to ratify the selection of KPMG LLP as the independent public accountants for the Fund's current fiscal year.

  Participating in the Meeting are holders of units of partnership interest (collectively, the "Shares") of the Fund.

  The Managing General Partners have fixed the close of business on April 30, 1999 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date will be entitled to one vote per Share with respect to the proposals submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2929 OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  At the close of business on April 30, 1999, there were issued and outstanding 276,235 Shares of the Fund.

  As of April 30, 1999, no person was known by the Fund to own beneficially 5% or more of the Fund's outstanding Shares except as follows:

                                              AMOUNT OF
NAME AND ADDRESS                             OWNERSHIP AT    PERCENTAGE
OF HOLDER                                   APRIL 30, 1999   OWNERSHIP
----------------                           --------------   ----------
Comerica Bank Detroit &                         45,045         16.31%
Edward Mardigian, Trustees
Helen Mardigian Trust
P.O. Box 75000
Detroit, MI 48275-0001

Richard F. McCarthy &                           15,000          5.43%
Walter R. McCarthy, Trustees
Richard F. McCarthy Trust
540 Indian Mound St. E. 1-D
Wayzata, MN 55391-1745

George O. & Sidney M. Thorson                   14,863          5.38%
A Partnership
P.O. Box 1847
Friday Harbor, WA 98250-1847

VOTING

  In the election of Managing General Partners (Proposal 1), those persons receiving the highest number of votes cast, at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of Partners or until their successors are elected and qualified. Ratification or rejection of the selection of independent public accountants (Proposal 2) shall require a majority vote of the Shares present in person or by proxy at a meeting at which a quorum is present.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for the Managing General Partners of the Fund listed in the proxy statement.

  - FOR the ratification of the selection of KPMG LLP as the independent public accountants for the current fiscal year of the Fund ending December 31, 1999.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" the proposal as to which it is entitled to vote. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners or does not exercise discretionary authority (a so-called "non-vote"), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on such other matters. A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management Inc. serves as investment adviser to the Fund ("Asset Management" or the "Adviser"). The principal address of the Adviser is 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $75 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed end funds (including the Fund) and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Generally, Van Kampen Funds Inc., a wholly owned subsidiary of Van Kampen, has been the sponsor of the funds mentioned above and acts as distributor to such funds. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS
------------------------------------------------------------------------------

NOMINATION OF INCUMBENT MANAGING GENERAL PARTNERS

  Nine Managing General Partners are to be elected, each to serve until the next annual meeting of Partners and until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the Agreement. Any newly elected Managing General Partner will be required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner.

  It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. The Fund, however, has no reason to believe that it will be necessary to designate a substitute nominee.

GENERAL INFORMATION

  The following schedule sets forth certain information regarding each nominee for election as Managing General Partner. All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Each of the incumbent nominees has served as a Managing General Partner of the Fund since January 1998 with the exception of Don G. Powell who has served as a Managing General Partner of the Fund since December 1998.

                  INFORMATION REGARDING NOMINEES FOR ELECTION

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch.....................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60523                 care products manufacturer, and a Director
  Age: 53                           of Elmhurst College and the Illinois
                                    Manufacturers' Association. Mr. Arch is also
                                    a Trustee of other investment companies
                                    advised by Asset Management, Van Kampen
                                    Management Inc. ("Management Inc.") and Van
                                    Kampen Investment Advisory Corp. ("Advisory
                                    Corp.").
Rod Dammeyer......................  Mr. Dammeyer is Managing Partner of Equity
Two North Riverside Plaza           Group Corporate Investments, a company that
Suite 600                           makes private equity investments in other
Chicago, IL 60606                   companies, and Vice Chairman and Director of
  Age: 58                           Anixter International Inc.(employed by
                                    Anixter International since 1985). Founded
                                    in 1957, Anixter International is a
                                    world-leading communication products
                                    distribution company, with more than 5,000
                                    employees serving customers from 180 cities
                                    in 40 countries. He is also a member of the
                                    Board of Directors of TeleTech Holdings
                                    Inc., Matria Healthcare, Inc., Stericycle,
                                    Inc., Transmedia Network, Inc., Jacor
                                    Communications, Inc., CNA Surety Corp.,
                                    Inc., IMC Global Inc., Antec Corporation and
                                    Groupo Azucarero Mexico (GAM). Prior to
                                    April 1999, Mr. Dammeyer was a Director of
                                    Metal Management, Inc. Prior to 1998, Mr.
                                    Dammeyer was a Director of Lukens, Inc.,
                                    Capsure Holdings Corp., Revco D.S., Inc.,
                                    the Chase Manhattan Corporation National
                                    Advisory Board and Sealy, Inc. Prior to
                                    1997, Mr. Dammeyer was President, Chief
                                    Executive Officer and a Director of Great
                                    American Management & Investment, Inc., a
                                    diversified manufacturing company, and a
                                    Director of Santa Fe Energy Resources, Inc.,
                                    Falcon Building Products, Inc., Lomas
                                    Financial Corporation, Santa Fe Pacific
                                    Corporation, Q-Tel, S.A. de C.V. and
                                    Servicios Financieros Quadrum, S.A. Mr.
                                    Dammeyer is also a Trustee of other
                                    investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Howard J Kerr.....................  Mr. Kerr is a Director of Canbra Foods,
736 North Western Ave.              Ltd., a Canadian oilseed crushing, refining,
P.O. Box 317                        processing and packaging operation. Prior to
Lake Forest, IL 60045               1998, Mr. Kerr was the President and Chief
  Age: 63                           Executive Officer of Pocklington
                                    Corporation, Inc., an investment holding
                                    company. Mr. Kerr is a Trustee of other
                                    investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.
Dennis J. McDonnell*..............  Mr. McDonnell is Chairman and Chief
1 Parkview Plaza                    Executive Officer of the Fund. He is
Oakbrook Terrace, IL 60181          Executive Vice President and a Director of
  Age: 56                           Van Kampen. Mr. McDonnell is also President,
                                    Chief Operating Officer and a Director of
                                    Asset Management, Advisory Corp., Van Kampen
                                    Advisors Inc. ("Advisors Inc.") and
                                    Management Inc. Trustee of Global Decisions
                                    (formerly MCM) and Director of MCM Asia
                                    Pacific Company and MCM Europe. Prior to
                                    July of 1998, Executive Vice President and
                                    Director of VK/AC Holding, Inc. Prior to
                                    April of 1998, President and a Director of
                                    Van Kampen American Capital Equity Advisors
                                    Corp. Prior to April 1997, he was a Director
                                    of Van Kampen Merritt Equity Holdings Corp.
                                    Prior to September 1996, Mr. McDonnell was
                                    Chief Executive Officer and Director of MCM
                                    Group, Inc. and McCarthy, Crisanti & Maffei,
                                    Inc. and Chairman of MCM Asia Pacific
                                    Company and MCM (Europe) Limited. Prior to
                                    July 1996, Mr. McDonnell was President,
                                    Chief Operating Officer and Trustee of VSM
                                    Inc. and VCJ Inc. Mr. McDonnell is Chief
                                    Executive Officer and President of certain
                                    other open end investment companies advised
                                    by Asset Management, Management Inc. and
                                    Advisory Corp., and President and Chairman
                                    of the Board of Trustees of other investment
                                    companies advised by Asset Management,
                                    Management Inc., and Advisory Corp.
Steven Muller, Ph.D...............  Dr. Muller is President Emeritus of The
President Emeritus                  Johns Hopkins University, and Director of
The Johns Hopkins University        Beneficial Corporation (bank holding
Suite 711                           company) and Millipore Corporation
1619 Massachusetts Avenue, N.W.     (bio-technology). Prior to December 1997,
Washington, D.C. 20036              Dr. Muller was a Trustee of the Common Sense
  Age: 71                           Trust and Chairman of The 21st Century
                                    Foundation (public affairs). Prior to May
                                    1997, he was a Director of BT Alex. Brown &
                                    Sons (investment banking). Dr. Muller is a
                                    Trustee of other investment companies
                                    advised by Asset Management, Management Inc.
                                    and Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Theodore A. Myers.................  Mr. Myers is a financial consultant. Prior
550 Washington Avenue               to 1998, he was a Senior Financial Advisor
Glencoe, IL 60022                   (and, prior to 1997, an Executive Vice
  Age: 68                           President, Chief Financial Officer and
                                    Director) of Qualitech Steel Corporation, a
                                    producer of high quality engineered steels
                                    for automotive, transportation and capital
                                    goods industries. Mr. Myers is a Director of
                                    COVA Series Trust of COVA Financial Life
                                    Insurance (formerly known as Xerox Life).
                                    Prior to 1997, Mr. Myers was a Director of
                                    McLouth Steel and a member of the Arthur
                                    Andersen Chief Financial Officer Advisory
                                    Committee. Mr. Myers is also a Trustee of
                                    other investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.
Don G. Powell*....................  Mr. Powell is currently a member of the
Van Kampen Investments Inc.         Board of Governors and executive committee
2800 Post Oak Boulevard             for the Investment Company Institute, and a
Houston, TX 77056                   member of the Board of Trustees of the
  Age: 59                           Houston Museum of Natural Science. Prior to
                                    January 1999, Chairman of the Investment
                                    Company Institute and Chairman and a
                                    Director of Van Kampen, Asset Management,
                                    Advisory Corp., Management Inc., Van Kampen
                                    Funds Inc., Van Kampen Investor Services
                                    Inc., Advisors Inc., Van Kampen
                                    Recordkeeping Services Inc., American
                                    Capital Contractual Services Inc, Van Kampen
                                    Merritt Equity Advisors Corp., Van Kampen
                                    Insurance Agency of Illinois Inc., Van
                                    Kampen System Inc., Van Kampen Trust
                                    Company, Van Kampen Services Inc. and Van
                                    Kampen Exchange Corp. Prior to July 1998,
                                    Mr. Powell was Director and Chairman of
                                    VK/AC Holding, Inc. Prior to April 1997, Mr.
                                    Powell was Chairman, President and Director
                                    of Van Kampen Merritt Equity Holdings Corp.
                                    Prior to November 1996, President, Chief
                                    Executive Officer and Director of VK/AC
                                    Holding, Inc. Prior to September 1996, Mr.
                                    Powell was Chairman and a Director of
                                    McCarthy, Crisanti & Maffei, Inc. and
                                    McCarthy, Crisanti & Maffei Acquisition
                                    Corporation. Prior to July 1996, he was
                                    Chairman and Director of VSM Inc. and VCJ
                                    Inc. and Chairman, President and Director of
                                    American Capital Shareholders Corporation.
                                    Mr. Powell is a Trustee/Director of other
                                    funds advised by Asset Management,
                                    Management Inc. and Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Hugo F. Sonnenschein..............  Mr. Sonnenschein is President of the
5801 South Ellis Avenue             University of Chicago. Mr. Sonnenschein is a
Suite 502                           member of the Board of Trustees of the
Chicago, IL 60637                   University of Rochester and a member of its
  Age: 58                           investment committee. Mr. Sonnenschein is a
                                    member of the National Academy of Sciences
                                    and a fellow of the American Academy of Arts
                                    and Sciences. Mr. Sonnenschein is also a
                                    Trustee of other investment companies
                                    advised by Asset Management, Management Inc.
                                    and Advisory Corp.
Wayne W. Whalen*..................  Mr. Whalen is a Partner in the law firm of
333 West Wacker Drive               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                   (Illinois), legal counsel to certain open
  Age: 59                           end and closed end investment companies
                                    advised by Asset Management, Management Inc.
                                    and Advisory Corp. Mr. Whalen is a
                                    Trustee/Director of other funds advised by
                                    Asset Management, Management Inc. and
                                    Advisory Corp.

------------------------------------------------------------------------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. McDonnell and Powell are interested persons of the Adviser and the Fund by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.

  Each of the nine nominees for Managing General Partner also currently serves as a trustee for 42 investment companies (including the Fund, and collectively referred to herein as the "Fund Complex") that are advised by Asset Management, Management Inc. or Advisory Corp. In addition, Messrs. Powell and Whalen serve as trustee/director for other investment companies advised by Asset Management and Advisory Corp.

  Messrs. McDonnell and Powell own preferred shares of MSAM Holdings II, Inc., a wholly owned subsidiary of MSDW, which in turn are exchangeable for shares of MSDW, and have options to purchase shares of MSDW.

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund who are not nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND             DURING PAST 5 YEARS
 ---------------------   -----------------            ---------------------
Peter Hegel............  Vice President      Executive Vice President of Asset
  1 Parkview Plaza         since 1996        Management, Management Inc., Advisory
  Oakbrook Terrace,                          Corp. and Advisors Inc. Prior to
  IL 60181                                   September 1996, Director of McCarthy,
  Age: 42                                    Crisanti & Maffei Inc. Prior to July
                                             1996, Director of VSM Inc. Vice
                                             President of other investment companies
                                             advised by Asset Management, Management
                                             Inc. and Advisory Corp.
A. Thomas Smith III....  Vice President,     Executive Vice President, General
  1 Parkview Plaza         Principal Legal   Counsel, Secretary and Director of Van
  Oakbrook Terrace,        Officer and       Kampen Advisors Inc., Asset Management,
  IL 60181                 Secretary         Management Inc., Advisory Corp., Van
  Age: 42                  since 1999        Kampen, Investments, Van Kampen Funds
                                             Inc., American Capital Contractual
                                             Services, Inc., Van Kampen Exchange
                                             Corp., Van Kampen Recordkeeping
                                             Services Inc., Van Kampen Investor
                                             Services, Inc., Van Kampen Insurance
                                             Agency of Illinois Inc. and Van Kampen
                                             System Inc. From January 1994 through
                                             January 1999, counsel to New York Life
                                             Insurance Company, serving as Vice
                                             President and Associate General Counsel
                                             since March of 1997. Assistant General
                                             Counsel of The Dreyfus Corporation from
                                             September 1991 to December 1993 and a
                                             Senior Associate of Willkie Farr &
                                             Gallagher from February 1989 to August
                                             1991. From January 1986 to January
                                             1989, Staff Attorney with the U.S.
                                             Securities and Exchange Commission in
                                             the Division of Investment Management's
                                             Office of Chief Counsel. Vice President
                                             and Secretary of other investment
                                             companies advised by Asset Management,
                                             Management Inc. and Advisory Corp.

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND             DURING PAST 5 YEARS
 ---------------------   -----------------            ---------------------
Paul R. Wolkenberg.....  Vice President      Executive Vice President and Director
  2800 Post Oak Blvd.      since 1990        of Van Kampen. Executive Vice President
  Houston, TX 77056                          of Asset Management and Van Kampen
  Age: 54                                    Funds Inc. President and a Director of
                                             Van Kampen Investor Services Inc.
                                             President and Chief Operating Officer
                                             of Van Kampen Recordkeeping Services
                                             Inc. Prior to July 1998, Director and
                                             Executive Vice President of VK/AC
                                             Holding, Inc. Vice President of other
                                             investment companies advised by Asset
                                             Management, Management Inc. and
                                             Advisory Corp.
Edward C. Wood III.....  Vice President      Senior Vice President of Asset
  1 Parkview Plaza         since 1996        Management, Advisory Corp., Van Kampen,
  Oakbrook Terrace, IL                       Van Kampen Insurance Agency of Illinois
  60181                                      Inc. and Management Inc. Senior Vice
  Age: 42                                    President and Chief Operating Officer
                                             of Van Kampen Funds Inc. Vice President
                                             of other investment companies advised
                                             by Asset Management, Management Inc.
                                             and Advisory Corp.
Curtis W. Morell.......  Vice President and  Senior Vice President of the Asset
  2800 Post Oak Blvd.      Chief Accounting  Management, Advisory Corp. and Van
  Houston, TX 77056        Officer           Kampen. Vice President and Chief
  Age: 52                  since 1976        Accounting Officer of other investment
                                             companies advised by Asset Management,
                                             Management Inc. and Advisory Corp.
John L. Sullivan.......  Vice President,     Senior Vice President of Asset
  1 Parkview Plaza         Treasurer and     Management, Advisory Corp., Management
  Oakbrook Terrace,        Chief Financial   Inc. and Van Kampen. Vice President,
  IL 60181                 Officer           Treasurer and Chief Financial Officer
  Age: 43                                    of other investment companies advised
                                             by Asset Management, Management Inc.
                                             and Advisory Corp.
Tanya M. Loden.........  Financial Officer   Vice President of Asset Management,
  2800 Post Oak Blvd.      since 1991        Advisory Corp., Management Inc. and Van
  Houston, TX 77056                          Kampen, Controller of other investment
  Age: 39                                    companies advised by Asset Management,
                                             Management Inc. and Advisory Corp.

REMUNERATION AND SHARE OWNERSHIP OF MANAGING GENERAL PARTNERS

  The compensation of the Managing General Partners who are affiliated persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser or Van Kampen is paid by the respective entity. The funds in the Fund Complex, including the Fund, pay each Managing General Partner who is not an affiliated person of the Adviser or Van Kampen an annual retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Fund Complex, which retainer is then allocated among the funds in the Fund Complex based on the relative net assets of such funds, and a meeting fee of $250 per meeting per fund, plus reimbursement of expenses incurred in connection with such meeting. Each fund in the Fund Complex other than the Fund offers a retirement plan to trustees who are not affiliated persons with the Adviser or Van Kampen. Under the retirement plan of each fund, each eligible trustee who has at least ten years of service for a fund (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 62, is eligible to receive a retirement benefit from such fund equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Each fund in the Fund Complex other than the Fund offers deferred compensation arrangements to trustees who are not affiliated persons with the Adviser or Van Kampen. Under the deferred compensation plan of each fund, each eligible trustee can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to funds in the Fund Complex selected by the trustee. The deferred compensation plans are not funded and obligations thereunder represent general unsecured claims against the general assets of the funds.

  Additional information on compensation and benefits for Managing General Partners is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund's most recent fiscal year ended December 31, 1998 or the Fund Complex's most recently completed calendar year ended December 31, 1998.

                            1998 COMPENSATION TABLE

                                                                                   FUND COMPLEX
                                                             ---------------------------------------------------------
                         YEAR FIRST                           ESTIMATED AGGREGATE        ESTIMATED           TOTAL
                        APPOINTED OR        AGGREGATE        PENSION OR RETIREMENT   AGGREGATE BENEFITS   COMPENSATION
                         ELECTED TO     COMPENSATION FROM     BENEFITS ACCRUED AS           UPON           FROM FUND
        NAME(1)          THE BOARD         THE FUND(2)        PART OF EXPENSES(3)      RETIREMENT(4)       COMPLEX(5)
        -------         ------------    -----------------    ---------------------   ------------------   ------------
David C. Arch..........     1998             $2,190                 $10,861               $97,500           $160,875
Rod Dammeyer...........     1998              2,190                  19,532                97,500            161,125
Howard J Kerr..........     1998              2,190                  37,215                96,250            161,125
Steven Muller..........     1998              2,190                  22,683                 7,500            161,125
Theodore A. Myers......     1998              2,190                  66,530                81,750            161,125
Hugo F. Sonnenschein...     1998              2,190                  18,878                97,500            161,125
Wayne W. Whalen........     1998              2,190                  22,126                97,500            160,625

---------------
(1) Each of Messrs. McDonnell and Powell is an affiliated person of the Adviser and are not eligible for compensation from the Fund.

(2) The amounts shown in this column are the aggregate compensation from the Fund to each Managing General Partner for the Fund's fiscal year ended December 31, 1998.

(3) The funds in the Fund Complex other than the Fund have adopted retirement plans for trustees who are not affiliated persons of the Adviser or Van Kampen. The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by such funds for their respective fiscal years ended in 1998.

(4) The funds in the Fund Complex other than the Fund have adopted retirement plans for trustees who are not affiliated persons of the Advisor or Van Kampen. The amounts shown in this column represent the sum of the estimated annual benefits payable per year by such funds for each year of the 10-year period commencing in the year of such trustee's anticipated retirement.

(5) The "Fund Complex" currently consists of 42 investment companies (including the Fund) advised by the Adviser or its affiliates that have the same members on each investment company's Board of Trustees or Board of Managing General Partners. The amounts shown in this column are accumulated from the Aggregate Compensation of the 42 operating investment companies in the Fund Complex for the calendar year ended December 31, 1998 before deferral under any deferred compensation plan. Funds in the Fund complex other than the Fund have adopted deferred compensation plans for trustees who are not affiliated persons of the Adviser or Van Kampen. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser or its affiliates also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Whalen and Powell, the Managing General Partners are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen received Total Compensation of $285,825 for the year ended December 31, 1998.

  As of April 30, 1999, the officers and nominees for Managing General Partner own less than 1% of the outstanding Shares of the Fund.

MEETINGS AND COMMITTEES

  The Managing General Partners met seven times during the fund's fiscal year ended December 31, 1998. During such fiscal year all Managing General Partners attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served during the period such Managing General Partner served as Managing General Partner.

  The Fund has an Audit Committee which makes recommendations to the Managing General Partners concerning the selection of the Fund's independent accountants, reviews with such independent accountants the scope and results of the annual audits and considers any comments which the independent accountants may have regarding the Fund's financial statements or books of account. The committee currently consists of Messrs. Arch, Dammeyer, Kerr, Myers, Muller and Sonnenschein. The Committee held two meetings during the fiscal year ended December 31, 1998.

PARTNER APPROVAL

  In the election of Managing General Partners, those persons receiving the highest number of votes cast, at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting or until their successors are elected and qualified. THE MANAGING GENERAL PARTNERS OF THE FUND RECOMMEND A VOTE "FOR" ALL OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC
               ACCOUNTANTS
------------------------------------------------------------------------------

  The Managing General Partners of the Fund, including a majority of the Fund's Managing General Partners who are not "interested persons" of the Fund (as defined by the 1940 Act), have selected the firm of KPMG LLP, independent public accountants, to examine the financial statements for the current fiscal year of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the Partners of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of KPMG LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and should be available to respond to questions from Partners.

PARTNER APPROVAL

  Ratification or rejection of the selection of independent public accountants shall require a majority vote of the Shares present in person or by proxy of a meeting of which a quorum is present. THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE "FOR" RATIFICATION OF THIS PROPOSAL.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the Adviser, its affiliates or First Data Investors Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitation at an estimated cost of approximately $2,500.
------------------------------------------------------------------------------
PARTNER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a Partners' meeting, rules promulgated by the SEC require that, among other things, a Partner's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2000 Annual Meeting of Partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the

"Exchange Act"), must be received by the Fund at the Fund's principal address by February 17, 2000. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than March 17, 2000. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund's Partners should send such proposal to the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056 or Van Kampen Investments Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III,
                                          Vice President, Principal Legal
                                          Officer and Secretary

May 17, 1999

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

                  Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before Mailing-

VAN KAMPEN EXCHANGE FUND,                              FOR THE ANNUAL MEETING OF
A CALIFORNIA LIMITED PARTNERSHIP                       PARTNERS TO BE HELD ON
PROXY SOLICITED BY THE MANAGING GENERAL PARTNERS       JUNE 16, 1999

The undersigned, revoking previous proxies, hereby appoint(s) Dennis J. McDonnell and A. Thomas Smith III or any one of them, as proxies, with full power of substitution, to vote all units of partnership interest of the Fund which the undersigned is entitled to vote at the Annual Meeting of Partners of the Fund to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, on Wednesday June 16, 1999 at 3:30 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted as recommended by the Managing General Partners, unless otherwise indicated on the reverse side, and in their discretion upon such other matters as may properly come before the Meeting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                              PLEASE SIGN, DATE AND RETURN
                                              PROMPTLY IN ENCLOSED ENVELOPE

                                            Date ______________________, 1999
                                            NOTE: Please sign exactly as your
                                            name appears on this Proxy. When
                                            signing in a fiduciary capacity,
                                            such as executor, administrator,
                                            trustee, attorney, guardian, etc.,
                                            please so indicate. Corporate and
                                            partnership proxies should be
                                            signed by an authorized person
                                            indicating the person's title.
                                            ----------------------------------
                                            |                                |
                                            |                                |
                                            ----------------------------------
                                           Signature(s) (Title(s) if applicable)
                                           WHERE UNITS OF PARTNERSHIP INTEREST
                                           ARE REGISTERED WITH JOINT OWNERS,
                                           ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-



Please refer to the Proxy Statement discussion of the following matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE FOR THE FOLLOWING:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

                                                        FOR              FOR ALL
1.  To vote to elect nine managing general partners     ALL   WITHHOLD   EXCEPT
    to serve until their respective successors are
    duly elected and qualified.

       David C. Arch, Rod Dammeyer,                     [  ]   [  ]      [  ]
       Howard J Kerr, Dennis J. McDonnell, Steven
       Muller, Theodore A. Myers, Don G. Powell,
       Hugo F. Sonnenschein, Wayne W. Whalen

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

-----------------------------------------------------
                                                        FOR    AGAINST   ABSTAIN
2.  To ratify the selection of KPMG LLP as independent
    public accountants for the Fund's current fiscal
    year.                                               [  ]    [  ]       [  ]
